Exhibit 99.2

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands, except per
share statistics)	Quarter Ended					Feb 29, 2008
	Feb 29, 2008	Nov 30, 2007 [3]	Aug 31, 2007 [3]	May 31, 2007 [3]	Feb 28, 2007 [3]	vs Feb 28, 2007

Earnings Summary
Interest Income	$662,802	$659,676	$674,864	$637,656	$612,206	$50,596	8%
Interest Expense	339,441	350,917	317,124	303,422	251,807	87,634	35%
Net Interest Income	323,361	308,759	357,740	334,234	360,399	(37,038)	(10%)
Other Income	975,544	952,500	804,047	829,786	790,349	185,195	23%
Revenue Net of Interest Expense	1,298,905	1,261,259	1,161,787	1,164,020	1,150,748	148,157	13%
Provision for Loan Losses	305,632	296,187	145,827	144,676	147,198	158,434	108%
Employee Compensation and Benefits	217,370	208,910	210,541	215,447	215,167	2,203	1%
Marketing and Business Development	141,553	155,976	153,786	131,959	134,542	7,011	5%
Information Processing & Communications	78,276	85,034	83,779	82,396	78,844	(568)	(1%)
Professional Fees	73,672	94,380	88,111	102,853	76,065	(2,393)	(3%)
Premises and Equipment	19,641	19,348	19,962	20,557	19,575	66	0%
Other Expense	71,831	73,082	69,705	70,546	67,648	4,183	6%
Total Other Expense	602,343	636,730	625,884	623,758	591,841	10,502	2%
Income (Loss) Before Income Taxes	390,930	328,342	390,076	395,586	411,709	(20,779)	(5%)
Tax Expense	152,101	118,368	145,925	145,330	151,891	210	0%
Net Income From Continuing Operations	238,829	209,974	244,151	250,256	259,818	(20,989)	(8%)
Discontinued Operations, Net of Tax [1,2]	(157,615)	(266,458)	(41,911)	(41,014)	(26,186)	(131,429)	NM
Net Income (Loss) [1,2]	$81,214	$(56,484)	$202,240	$209,242	$233,632	$(152,418)	(65%)

Effective Tax Rate From Continuing Operations	38.9%	36.1%	37.4%	36.7%	36.9%

Balance Sheet Statistics [4]
Loan Receivables	$21,042,681	$20,831,117	$19,170,450	$19,938,986	$19,727,837	$1,314,844	7%
Total Assets	$34,222,732	$33,449,702	$31,683,866	$32,264,467	$26,373,020	$7,849,712	30%
Total Equity	$5,654,341	$5,599,422	$5,667,282	$5,780,284	$5,528,658	$125,683	2%
Total Tangible Equity	$5,341,020	$5,284,232	$5,350,377	$5,461,713	$5,213,439	$127,581	2%
Tangible Equity/Total Owned Assets	15.6%	15.8%	16.9%	16.9%	19.8%
ROE [1,2]	6%	(4%)	14%	15%	16%
ROE from Continuing Operations	17%	15%	17%	18%	18%

Allowance for Loan Loss (period end)	$860,378	$759,925	$629,458	$644,701	$663,172	$197,206	30%
Change in Loan Loss Reserves	$100,453	$130,467	$(15,243)	$(18,471)	$(40,744)	$141,197	NM
Interest-only Strip Receivable (period end)	$468,059	$400,313	$353,091	$372,421	$330,530	$137,529	42%
Net Revaluation of Retained Interests	$74,997	$37,475	$(23,905)	$36,354	$1,421	$73,576	NM

Per Share Statistics
Basic EPS [1,2]	$0.17	$(0.12)	$0.42	$0.44	$0.49	$(0.32)	(65%)
Basic EPS from Continuing Operations	$0.50	$0.44	$0.51	$0.52	$0.54	$(0.04)	(7%)
Diluted EPS [1,2,5]	$0.17	$(0.12)	$0.42	$0.44	$0.49	$(0.32)	(65%)
Diluted EPS from Continuing Operations [5]	$0.50	$0.44	$0.51	$0.52	$0.54	$(0.04)	(7%)
Stock Price (period end)	$15.09	$17.37	$23.14
Book Value	$11.80	$11.72	$11.87
Ending Shares Outstanding (000's) [5]	479,127	477,688	477,328	477,236	477,236	1,891	0%
Weighted Average Shares Outstanding (000's) [5]	478,518	477,567	477,272	477,236	477,236	1,282	0%
Weighted Average Shares Outstanding (fully diluted) (000's) [5]	481,744	477,567	480,071	477,236	477,236	4,508	1%

Credit Card Loans [4]
Credit Card Loans - Owned	$20,556,810	$20,579,923	$19,078,441	$19,849,401	$19,636,991	$919,819	5%
Average Credit Card Loans - Owned	$21,148,252	$19,276,203	$19,722,180	$18,581,153	$21,841,166	$(692,914)	(3%)

Interest Yield	10.35%	10.53%	11.22%	10.72%	10.55%	(20)	bps
Net Principal Charge-off Rate [6]	3.90%	3.44%	3.24%	3.48%	3.48%	42	bps
Delinquency Rate (over 30 days)	3.69%	3.28%	2.80%	2.71%	2.97%	72	bps
Delinquency Rate (over 90 days)	1.86%	1.53%	1.31%	1.31%	1.46%	40	bps

Transactions Processed on Networks (000's)
Discover Network	378,912	378,438	384,335	361,893	361,700	17,212	5%
PULSE Network	621,072	611,518	593,866	558,811	520,866	100,206	19%
Total	999,984	989,956	978,201	920,704	882,566	117,418	13%

Network Volume
PULSE Network	$24,783,895	$23,035,361	$22,372,106	$20,799,365	$20,029,576	$4,754,319	24%
Third - Party Issuers	1,545,943	1,458,959	1,492,568	1,313,438	1,215,140	330,803	27%
Total Third - Party Payments	26,329,838	24,494,320	23,864,674	22,112,803	21,244,716	5,085,122	24%
U.S. Card	24,074,331	23,482,095	24,411,714	22,975,645	22,925,046	1,149,285	5%
Total	$50,404,169	$47,976,415	$48,276,388	$45,088,448	$44,169,762	$6,234,407	14%

[1] The quarter ended February 29, 2008 includes a net loss from discontinued operations of $158 million consisting of a $172 million loss related to reflecting the Goldfish business as held for sale and net income of $14 million related to the Goldfish business operations.

[2] The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business.

[3] Certain prior period amounts have been reclassified to conform to the current period presentation.

[4] Based on Continuing Operations except equity and ROE. Equity is based on company's stockholder's equity.

[5] For all periods prior to the spin off from Morgan Stanley, the same number of shares is being used for diluted EPS as for basic EPS as no common stock of Discover Financial Services was traded prior to July 2, 2007 and no Discover equity awards were outstanding for the prior periods.

[6] Charge-off rate calculation has been restated to reflect annualization by days in the year for all periods.

Discover Financial Services
Managed Basis [1]
(unaudited, dollars in thousands)
	Quarter Ended					Feb 29, 2008
	Feb 29, 2008	Nov 30, 2007 [2]	Aug 31, 2007 [2]	May 31, 2007 [2]	Feb 28, 2007 [2]	vs Feb 28, 2007

Earnings Summary
Interest Income	$1,652,615	$1,667,418	$1,626,808	$1,601,882	$1,482,566	$170,049	11%
Interest Expense	668,953	750,638	703,024	693,841	593,625	75,328	13%
Net Interest Income	983,662	916,780	923,784	908,041	888,941	94,721	11%
Other Income	636,679	633,014	510,525	555,552	520,685	115,994	22%
Revenue Net of Interest Expense	1,620,341	1,549,794	1,434,309	1,463,593	1,409,626	210,715	15%
Provision for Loan Losses	627,068	584,722	418,349	444,249	406,076	220,992	54%
Employee Compensation and Benefits	217,370	208,910	210,541	215,447	215,167	2,203	1%
Marketing and Business Development	141,553	155,976	153,786	131,959	134,542	7,011	5%
Information Processing & Communications	78,276	85,034	83,779	82,396	78,844	(568)	(1%)
Professional Fees	73,672	94,380	88,111	102,853	76,065	(2,393)	(3%)
Premises and Equipment	19,641	19,348	19,962	20,557	19,575	66	0%
Other Expense	71,831	73,082	69,705	70,546	67,648	4,183	6%
Total Other Expense	602,343	636,730	625,884	623,758	591,841	10,502	2%
Income (Loss) Before Income Taxes	390,930	328,342	390,076	395,586	411,709	(20,779)	(5%)
Tax Expense	152,101	118,368	145,925	145,330	151,891	210	0%
Net Income From Continuing Operations	238,829	209,974	244,151	250,256	259,818	(20,989)	(8%)
Discontinued Operations, Net of Tax [3,4]	(157,615)	(266,458)	(41,911)	(41,014)	(26,186)	(131,429)	NM
Net Income (Loss) [3,4]	$81,214	$(56,484)	$202,240	$209,242	$233,632	$(152,418)	(65%)

Balance Sheet Statistics [5]
Loan Receivables	$47,500,410	$48,180,436	$47,444,107	$46,953,902	$46,356,858	$1,143,552	2%
Average Loan Receivables	$48,863,167	$47,381,471	$47,016,472	$46,296,296	$46,965,884	$1,897,283	4%
Total Assets	$61,937,501	$60,591,475	$59,688,962	$60,022,064	$52,722,599	$9,214,902	17%
Total Equity [6]	$5,654,341	$5,599,422	$5,667,282	$5,780,284	$5,528,658	$125,683	2%
Total Tangible Equity [6]	$5,341,020	$5,284,232	$5,350,377	$5,461,713	$5,213,439	$127,581	2%
Tangible Equity/Net Managed Receivables	11.5%	11.1%	11.4%	11.8%	11.4%	10	bps
Tangible Equity/Total Managed Assets	8.6%	8.7%	9.0%	9.1%	9.9%

Net Yield on Loan Receivables	8.10%	7.76%	7.80%	7.78%	7.68%	42	bps
Return on Loan Receivables	1.97%	1.78%	2.06%	2.14%	2.24%	(27)	bps

Credit Card Loans [5]
Credit Card Loans - Managed	$47,014,539	$47,929,242	$47,352,098	$46,864,317	$46,266,012	$748,527	2%
Average Credit Card Loans - Managed	$48,487,812	$47,251,899	$46,926,260	$46,203,924	$46,870,259	$1,617,553	3%

Managed Interest Yield	12.72%	12.85%	12.76%	12.59%	12.45%	27	bps
Managed Net Principal Charge-off Rate [7]	4.37%	3.85%	3.67%	3.97%	3.86%	51	bps
Managed Delinquency Rate (over 30 days)	3.93%	3.59%	3.16%	2.97%	3.31%	62	bps
Managed Delinquency Rate (over 90 days)	1.98%	1.68%	1.48%	1.44%	1.63%	35	bps

Credit Card Volume	$26,207,028	$26,159,776	$27,171,729	$26,408,578	$26,880,735	$(673,707)	(3%)
Credit Card Sales Volume	$23,155,253	$22,588,639	$23,527,999	$22,108,865	$22,037,053	$1,118,200	5%

Segment - Income Before Income Taxes
U.S. Card	$375,403	$320,751	$380,637	$387,576	$399,789	$(24,386)	(6%)
Third - Party Payments	15,527	7,591	9,439	8,010	11,920	3,607	30%
Total	$390,930	$328,342	$390,076	$395,586	$411,709	$(20,779)	(5%)

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to  Managed Data schedule.

[2] Certain prior period amounts have been reclassified to conform to the current period presentation.

[3] The quarter ended February 29, 2008 includes a net loss from discontinued operations of $158 million consisting of a $172 million loss related to reflecting the Goldfish business as held for sale and net income of $14 million related to the Goldfish business operations.

[4] The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business.

[5] Based on Continuing Operations except equity and ROE. Equity is based on company's stockholder's equity.

[6] Balance on a GAAP and Managed basis is the same.

[7] Charge-off rate calculation has been restated to reflect annualization by days in the year for all periods.

Discover Financial Services
U.S. Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)

	Quarter Ended					Feb 29, 2008
	Feb 29, 2008	Nov 30, 2007 [2]	Aug 31, 2007 [2]	May 31, 2007 [2]	Feb 28, 2007 [2]	vs Feb 28, 2007

Earnings Summary
Interest Income	$1,651,987	$1,666,768	$1,626,214	$1,601,324	$1,481,992	$169,995	11%
Interest Expense	668,951	750,638	703,024	693,837	593,610	75,341	13%
Net Interest Income	983,036	916,130	923,190	907,487	888,382	94,654	11%
Other Income	602,411	603,709	481,060	526,304	490,003	112,408	23%
Revenue Net of Interest Expense	1,585,447	1,519,839	1,404,250	1,433,791	1,378,385	207,062	15%
Provision for Loan Losses	627,068	584,722	418,349	444,249	406,076	220,992	54%
Total Other Expense	582,976	614,366	605,264	601,966	572,520	10,456	2%
Income Before Income Taxes	$375,403	$320,751	$380,637	$387,576	$399,789	$(24,386)	(6%)

Loan Receivables	$47,500,410	$48,180,436	$47,444,107	$46,953,902	$46,356,858	$1,143,552	2%
Average Loan Receivables	$48,863,167	$47,381,471	$47,016,472	$46,296,296	$46,965,884	$1,897,283	4%

Net Yield on Loan Receivables	8.09%	7.76%	7.79%	7.78%	7.67%	42	bps
Pretax Return on Loan Receivables	3.09%	2.72%	3.21%	3.32%	3.45%	(36)	bps

Credit Card Loans
Credit Card Loans - Managed	$47,014,539	$47,929,242	$47,352,098	$46,864,317	$46,266,012	$748,527	2%
Average Credit Card Loans - Managed	$48,487,812	$47,251,899	$46,926,260	$46,203,924	$46,870,259	$1,617,553	3%

Managed Interest Yield	12.72%	12.85%	12.76%	12.59%	12.45%	27	bps
Managed Net Principal Charge-off Rate [3]	4.37%	3.85%	3.67%	3.97%	3.86%	51	bps
Managed Delinquency Rate (over 30 days)	3.93%	3.59%	3.16%	2.97%	3.31%	62	bps
Managed Delinquency Rate (over 90 days)	1.98%	1.68%	1.48%	1.44%	1.63%	35	bps

Total Credit Card Volume	$26,207,028	$26,159,776	$27,171,729	$26,408,578	$26,880,735	$(673,707)	(3%)
Sales Volume	$23,155,253	$22,588,639	$23,527,999	$22,108,865	$22,037,053	$1,118,200	5%

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to Managed Data schedule.

[2] Certain prior period amounts have been reclassified to conform to the current period presentation.

[3] Charge-off rate calculation has been restated to reflect annualization by days in the year for all periods.

Discover Financial Services
Third - Party Payments Segment
(unaudited, dollars in thousands)
	Quarter Ended					Feb 29, 2008
	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	May 31, 2007	Feb 28, 2007	vs Feb 28, 2007

Earnings Summary
Interest Income	$628	$650	$594	$558	$574	$54	9%
Interest Expense	2	-	-	4	15	(13)	(87%)
Net Interest Income	626	650	594	554	559	67	12%
Other Income	34,268	29,305	29,465	29,248	30,682	3,586	12%
Revenue Net of Interest Expense	34,894	29,955	30,059	29,802	31,241	3,653	12%
Provision for Loan Losses	-	-	-	-	-	-	0%
Total Other Expense	19,367	22,364	20,620	21,792	19,321	46	0%
Income Before Income Taxes	$15,527	$7,591	$9,439	$8,010	$11,920	$3,607	30%

Network Volume
PULSE Network	$24,783,895	$23,035,361	$22,372,106	$20,799,365	$20,029,576	$4,754,319	24%
Third - Party Issuers	1,545,943	1,458,959	1,492,568	1,313,438	1,215,140	330,803	27%
Total Third - Party Payments	$26,329,838	$24,494,320	$23,864,674	$22,112,803	$21,244,716	$5,085,122	24%

Transactions Processed on PULSE Network (000's)	621,072	611,518	593,866	558,811	520,866	100,206	19%

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO MANAGED DATA

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the company's owned loans. The company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.

Discover Financial Services
Reconciliation of GAAP to Managed Data [1]
(unaudited, dollars in thousands)

	Quarter Ended
	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	May 31, 2007	Feb 28, 2007

Interest Income
GAAP Basis	$662,802	$659,676	$674,864	$637,656	$612,206
Securitization Adjustments [1]	989,813	1,007,742	951,944	964,226	870,360
Managed Basis	$1,652,615	$1,667,418	$1,626,808	$1,601,882	$1,482,566

Interest Expense
GAAP Basis	$339,441	$350,917	$317,124	$303,422	$251,807
Securitization Adjustments	329,512	399,721	385,900	390,419	341,818
Managed Basis	$668,953	$750,638	$703,024	$693,841	$593,625

Net Interest Income
GAAP Basis	$323,361	$308,759	$357,740	$334,234	$360,399
Securitization Adjustments	660,301	608,021	566,044	573,807	528,542
Managed Basis	$983,662	$916,780	$923,784	$908,041	$888,941

Other Income
GAAP Basis	$975,544	$952,500	$804,047	$829,786	$790,349
Securitization Adjustments	(338,865)	(319,486)	(293,522)	(274,234)	(269,664)
Managed Basis	$636,679	$633,014	$510,525	$555,552	$520,685

Revenue Net of Interest Expense
GAAP Basis	$1,298,905	$1,261,259	$1,161,787	$1,164,020	$1,150,748
Securitization Adjustments	321,436	288,535	272,522	299,573	258,878
Managed Basis	$1,620,341	$1,549,794	$1,434,309	$1,463,593	$1,409,626

Provision for Loan Losses
GAAP Basis	$305,632	$296,187	$145,827	$144,676	$147,198
Securitization Adjustments	321,436	288,535	272,522	299,573	258,878
Managed Basis	$627,068	$584,722	$418,349	$444,249	$406,076

Loan Receivables
GAAP Basis	$21,042,681	$20,831,117	$19,170,450	$19,938,986	$19,727,837
Securitization Adjustments	26,457,729	27,349,319	28,273,657	27,014,916	26,629,021
Managed Basis	$47,500,410	$48,180,436	$47,444,107	$46,953,902	$46,356,858

Total Assets
GAAP Basis	$34,222,732	$33,449,702	$31,683,866	$32,264,467	$26,373,020
Securitization Adjustments	27,714,769	27,141,773	28,005,096	27,757,597	26,349,579
Managed Basis	$61,937,501	$60,591,475	$59,688,962	$60,022,064	$52,722,599

Tangible Equity/Total Assets
GAAP Basis	15.6%	15.8%	16.9%	16.9%	19.8%
Securitization Adjustments	19.3%	19.5%	19.1%	19.7%	19.8%
Managed Basis	8.6%	8.7%	9.0%	9.1%	9.9%

Credit Card Loans
Credit Card Loans
GAAP Basis	$20,556,810	$20,579,923	$19,078,441	$19,849,401	$19,636,991
Securitization Adjustments	26,457,729	27,349,319	28,273,657	27,014,916	26,629,021
Managed Basis	$47,014,539	$47,929,242	$47,352,098	$46,864,317	$46,266,012

Discover Financial Services
Reconciliation of GAAP to Managed Data [1]
(unaudited, dollars in thousands)
	Quarter Ended
	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	May 31, 2007	Feb 28, 2007
Average Credit Card Loans
GAAP Basis	$21,148,252	$19,276,203	$19,722,180	$18,581,153	$21,841,166
Securitization Adjustments	27,339,560	27,975,696	27,204,080	27,622,771	25,029,093
Managed Basis	$48,487,812	$47,251,899	$46,926,260	$46,203,924	$46,870,259

Interest Yield
GAAP Basis	10.35%	10.53%	11.22%	10.72%	10.55%
Securitization Adjustments	14.56%	14.45%	13.88%	13.85%	14.10%
Managed Basis	12.72%	12.85%	12.76%	12.59%	12.45%

Net Principal Charge-off Rate
GAAP Basis	3.90%	3.44%	3.24%	3.48%	3.48%
Securitization Adjustments	4.73%	4.14%	3.97%	4.30%	4.19%
Managed Basis	4.37%	3.85%	3.67%	3.97%	3.86%

Delinquency Rate (over 30 days)
GAAP Basis	3.69%	3.28%	2.80%	2.71%	2.97%
Securitization Adjustments	4.11%	3.82%	3.40%	3.16%	3.56%
Managed Basis	3.93%	3.59%	3.16%	2.97%	3.31%

Delinquency Rate (over 90 days)
GAAP Basis	1.86%	1.53%	1.31%	1.31%	1.46%
Securitization Adjustments	2.08%	1.79%	1.60%	1.54%	1.75%
Managed Basis	1.98%	1.68%	1.48%	1.44%	1.63%

[1] Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues. Securitization income is reported in other income.